UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston	,	Texas	77056
(Address of principal executive offices)					(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) (1)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	WFTLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________
1 Since our emergence from bankruptcy, our ordinary shares have been quoted on the OTC Pink Marketplace. While our ordinary shares remain registered on the NYSE, the NYSE suspended trading in our ordinary shares in May 2019 and filed a Form 25 (the “Form 25”) with the Securities and Exchange Commission on April 17, 2020.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 13, 2019, the Company emerged from Chapter 11 bankruptcy protection pursuant to a prepackaged plan of reorganization (the “Plan”). Following such emergence, the Board, in conjunction with its Compensation Committee (the “Committee”) and its independent compensation consultants, has been reviewing and evaluating the Company’s compensation policies and practices. As a result, the Board, upon recommendation of the Committee, has approved the items described below in this Item 5.02.
2020 Long-Term Cash Incentive Plan
On April 20, 2020, the Company adopted the 2020 Long-Term Cash Incentive Plan (the “CIP”). The CIP provides for performance-based and time-based cash awards to key executives and certain senior management of the Company, as approved by the Committee or the Board, as applicable. The CIP provides specific performance goals for the performance-based awards and the CIP will be administered by the Committee.
The cash award dollar value amount for each executive was determined by the Committee. Payout under the CIP will be based on the below:

•
30% of the cash award will be time-based and shall vest in substantially equal installments on each of: (i) the award date as set forth in the applicable award agreement; (ii) January 1, 2021; and (iii) January 1, 2022;

•
35% of the cash award will be contingent on the achievement of certain performance goals over a three-year period starting January 1, 2020 and ending December 31, 2022 (the “Performance Period”) for Return on Capital Employed (“ROCE”) and shall vest at the conclusion of the Performance Period; and

•	35% of the cash award will be contingent on the achievement of performance goals for Free Cash Flow (“FCF”) and shall vest at the conclusion of the Performance Period.

ROCE is defined as adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) less cash taxes divided by the total gross assets less non-interest bearing current liabilities and total cash and is a non-GAAP financial measure. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization expense adjusted for impairment charges, restructuring charges (severance and facility charges), asset write-downs, noncash stock-based compensation, prepetition charges, reorganization items, gain or loss on sales of businesses, and other nonoperating expenses. Under the CIP, the payout percentage for ROCE will be determined by the Committee by comparing the ROCE achieved over the Performance Period to the goals set forth below to determine the corresponding payout percentage:

Payout Level	Return on Capital Employed Performance Goals over Performance Period	Payout Percentage
Threshold	9%	25%
Target	12%	100%
Maximum	15% or greater	150%

FCF is defined as adjusted EBITDA less cash taxes, capital expenditures, changes in net working capital, cash interest, any amounts paid with respect to severance, and any restructuring costs or expenses and is a non-GAAP financial measure. The payout percentage for FCF performance will be determined by the Committee by comparing the actual cumulative FCF over the Performance Period to the aggregate FCF performance goals set by the Committee (for each calendar year) to determine the corresponding payout percentage at the end of the Performance Period as follows:

Payout Level	Payout Percentage
Threshold	50%
Target	100%
Maximum	150%

The CIP provides for forfeiture of payments under cash awards granted upon the occurrence of certain events, including the breach of any restrictive covenant, including, but not limited to, any non-competition, non-solicitation, confidentiality, and non-

disparagement covenants or upon termination of employment for cause (as defined under the CIP). The CIP also provides for partially accelerated vesting of the time-based portion of cash awards upon the termination of a participants employment by the Company without cause or by the employee for good reason (as defined under the CIP). Cash awards received under the CIP are also subject to the provisions of the Company’s clawback policy.
Form Award Agreement under the 2020 Long-Term Cash Incentive Plan
On April 20, 2020, the Company also adopted a form of Award Agreement (the “Award Agreement”) for grant of awards under the CIP. Under the Award Agreement, as a condition to receiving a cash award under the CIP, the executive is required to execute a Confidentiality and Restrictive Covenant Agreement and acknowledge and accept the applicability of the Company’s clawback policy to the cash award granted.
2020 Long-Term Cash Incentive Awards
On April 20, 2020, the Company also approved the grant of cash awards under the CIP, or a substantially similar plan, to certain key employees, including the named executive officers, and entered in to an Award Agreement with each of the below named executive officers. The cash award amounts for the named executive officers are set forth in the table below and will vest as provided in the CIP and described above:

Named Executive Officer	Time-based Cash Award Amount (30%)	Performance-based Cash Award Amount at Target (70%)	Total Cash Award Amount
Mark McCollum	$2,340,000	$5,460,000	$7,800,000
Christian Garcia	$690,000	$1,610,000	$2,300,000
Christina Ibrahim	$540,000	$1,260,000	$1,800,000
Karl Blanchard	$900,000	$2,100,000	$3,000,000
Stuart Fraser	$165,000	$385,000	$550,000
The foregoing description of the CIP, Award Agreement and grants made under the CIP does not purport to be complete and is qualified in its entirety by reference to the full text of the CIP and the Award Agreement, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
10.1	Weatherford International plc 2020 Long-Term Cash Incentive Plan
10.2	Award Agreement (Weatherford International plc 2020 Long-Term Cash Incentive Plan)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: April 24, 2020
/s/ Christina M. Ibrahim
Christina M. Ibrahim
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Signature Page to Form 8-K (2020 Long-Term Cash Incentive Plan)